                                   Exhibit 4

        Financial Statement of Digital Document Solutions, Inc., for the
               years ended December 31, 1998 and 1997 compiled by
                    Weinstein & Anastasio dated May 7, 1999.

                        DIGITAL DOCUMENT SOLUTIONS, INC.
                        --------------------------------


                              FINANCIAL STATEMENTS

                           DECEMBER 31, 1998 AND 1997

                        DIGITAL DOCUMENT SOLUTIONS, INC.





                                    CONTENTS

                                                                Page No.
                                                                --------


Compilation Report.............................................    1

Exhibits:

  A      Balance Sheets........................................    2 - 3

  B      Statements of Income and Retained Earnings............    4

  C      Statements of Cash Flows..............................    5

Schedules:

  1      Selling Expenses......................................    6

  2      General and Administrative Expenses...................    7

Digital Document Solutions, Inc.
10 Island Brook Avenue
Bridgeport, Connecticut 06606


         We have compiled the accompanying balance sheets of Digital Document Solutions, Inc. as of December 31, 1998 and 1997, and the related statements of income, retained earnings, and cash flows for the years then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

         A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

         Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statements, they might influence the user's conclusions about the Company's financial position, results of operations, and cash flows. Accordingly, these financial statements are not designed for those who are not informed about such matters.





                                             WEINSTEIN & ANASTASIO, P.C.





May 7, 1999

                        DIGITAL DOCUMENT SOLUTIONS, INC.

                                 BALANCE SHEETS

                           DECEMBER 31, 1998 AND 1997



                                     ASSETS


                                                        1998            1997
                                                        ----            ----

Current Assets
  Cash                                              $   221,215      $   50,472
  Accounts Receivable                                   234,850         210,500
    Less Allowance for Doubtful Accounts                 (4,718)         (4,718)
  Inventories                                           392,054         295,990
  Prepaid Expenses                                          250
  Prepaid Income Taxes                                                    3,009
  Other Receivables                                       3,410
                                                    -----------      ----------

         Total Current Assets                           847,061         555,253
                                                    -----------      ----------

Property and Equipment
  Furniture & Fixtures                                                    3,353
  Computer & Office Equipment                            15,376          15,376
                                                    -----------      ----------
         Total                                           15,376          18,729
           Less Accumulated Depreciation                 (6,062)         (3,382)
                                                    -----------      ----------
         Net Property and Equipment                       9,314          15,347
                                                    -----------      ----------

Equipment Under Operating Leases - Net of
  Accumulated Depreciation of $86,449                   102,017          82,305
                                                    -----------      ----------

Other Assets
  Deferred Income Taxes                                                  18,000


Total Assets                                        $   958,392      $  670,905
                                                    ===========      ==========




See accountant's compilation report
Exhibit:  A - Page 2

                        DIGITAL DOCUMENT SOLUTIONS, INC.

                                 BALANCE SHEETS

                           DECEMBER 31, 1998 AND 1997




                      LIABILITIES AND STOCKHOLDER'S EQUITY



                                                         1998           1997
                                                         ----           ----

Current Liabilities
  Accounts Payable                                    $   35,565     $   73,730
  Officer Loan Payable                                   257,237        257,237
  Due to Affiliate                                                      450,768
  Deferred Service Cost                                   31,809         57,271
  Accrued Expenses                                        49,343         43,368
  Income Taxes Payable                                    30,500
                                                      ----------     ----------

         Total Liabilities                               404,454        882,374
                                                      ----------     ----------

Stockholder's Equity
  Common Stock                                             1,000          1,000
  Retained Earnings                                      553,438       (211,969)
                                                      ----------     ----------

         Total                                           554,438       (210,969)
           Less Treasury Stock - At Cost                    (500)          (500)
                                                      ----------     ----------

         Total Stockholder's Equity                      553,938       (211,469)
                                                      ----------     ----------


Total Liabilities and Stockholder's Equity            $  958,392     $  670,905
                                                      ==========     ==========





See accountant's compilation report.
Exhibit:    A  -  Page 3

                        DIGITAL DOCUMENT SOLUTIONS, INC.

                   STATEMENTS OF INCOME AND RETAINED EARNINGS

                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                       1998          1997
                                                                       ----          ----
Sales                                                               $1,775,324     $1,482,865

Cost of Sales                                                        1,169,000      1,078,682
                                                                    ----------     ----------

Gross Profit                                                           606,324        404,183
                                                                    ----------     ----------

Operating Expenses
  Selling Expenses                                                     215,173        249,846
  General and Administrative Expenses                                  185,178        493,769
                                                                    ----------     ----------

         Total Operating Expenses                                      400,351        743,615
                                                                    ----------     ----------

Income (Loss) from Operations                                          205,973       (339,432)
                                                                    ----------     ----------

Other Income (Expense)
  Other Income                                                         587,319
  Rental Income                                                         68,278         82,547
  Depreciation                                                         (44,658)       (33,343)
  Loss on Disposal of Assets                                            (2,005)
                                                                    ----------     ----------

         Total Other Income (Expense)                                  608,934         49,204
                                                                    ----------     ----------

Income (Loss) Before Provision for (Recovery of) Income Taxes          814,907       (290,228)

Provision for (Recovery of) Income Taxes                                49,500        (18,409)
                                                                    ----------     ----------

Net Income (Loss)                                                      765,407       (271,819)
                                                                    ----------     ----------

Retained Earnings
  Beginning, January 1 as Previously Reported                         (211,969)        76,090

    Prior Period Adjustment                                                           (16,240)

  Beginning, January 1 as Adjusted                                    (211,969)        59,850
                                                                    ----------     ----------

Ending                                                              $  553,438     $ (211,969)
                                                                    ==========     ==========

See accountant's compilation report.
Exhibit:    B  -  Page 4

                        DIGITAL DOCUMENT SOLUTIONS, INC.

                            STATEMENTS OF CASH FLOWS

                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                    1998            1997
                                                                    ----            ----
Cash Flows from Operating Activities
  Net Income (Loss)                                             $   765,407     $  (271,819)
  Adjustments to Reconcile Net Income (Loss) to Net
    Cash Provided (Used) by Operating Activities:
      Depreciation & Amortization                                    48,686          36,747
      Loss on Disposal of Fixed Assets                                2,005
      Deferred Income Taxes                                          18,000         (18,000)
      Changes in Operating Assets & Liabilities
        (Increase) Decrease in Accounts Receivable                  (24,350)        203,828
        Increase in Inventory                                       (96,064)       (201,011)
        (Increase) Decrease in Prepaid Expenses                        (250)          3,400
        (Increase) Decrease in Prepaid Income Taxes                   3,009          (3,009)
        Increase in Other Receivables                                (3,410)
        Increase (Decrease) in Accounts Payable                     (38,165)         41,336
        Increase (Decrease) in Accrued Expenses                       5,974         (32,878)
        Increase (Decrease) in Income Taxes Payable                  30,500          (3,600)
        Decrease in Deferred Service Revenue                        (25,462)         (1,345)
                                                                -----------     -----------
Net Cash Provided (Used) by Operating Activities                    685,880        (246,351)
                                                                -----------     -----------

Cash Flows from Investing Activities
  Purchase of Fixed Assets                                                          (17,119)
  Net Increase in Leased Equipment                                  (64,369)        (40,991)
                                                                -----------     -----------
Net Cash Used by Investing Activities                               (64,369)        (58,110)
                                                                -----------     -----------

Cash Flows from Financing Activities
  Increase in Officer Loan Payable                                                  202,973
  Increase (Decrease) in Due to Affiliate                          (450,768)        143,575
                                                                -----------     -----------
Net Cash Provided (Used) by Financing Activities                   (450,768)        346,548
                                                                -----------     -----------

Increase in Cash                                                    170,743          42,087

Cash Balance - Beginning                                             50,472           8,385
                                                                -----------     -----------

Cash Balance - Ending                                           $   221,215     $    50,472
                                                                ===========     ===========

See accountant's compilation report.
Exhibit:  C  -  Page 5

                        DIGITAL DOCUMENT SOLUTIONS, INC.

                         SCHEDULES OF SELLING EXPENSES

                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997







                                                    1998              1997
                                                    ----              ----

Advertising                                     $     7,366       $    13,416
Auto Expense                                          7,910            18,206
Employee Benefits                                     3,726             4,560
Salaries & Commissions                              163,664           168,493
Payroll Taxes                                        14,310            17,728
Telephone                                            10,749            11,951
Travel & Entertainment                                7,448            15,492
                                                -----------       -----------

         Total Selling Expenses                 $   215,173       $   249,846
                                                ===========       ===========










See accountant's compilation report.
Schedule:  1 - Page 6

                        DIGITAL DOCUMENT SOLUTIONS, INC.

                SCHEDULES OF GENERAL AND ADMINISTRATIVE EXPENSES

                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997



                                                                 1998             1997
                                                                 ----             ----
Bad Debt Expense                                             $     2,876      $        68
Contributions                                                      1,834
Depreciation & Amortization                                        4,028            3,404
Dues & Subscriptions                                               1,335            3,500
Employee Benefits                                                  5,712            6,990
Insurance                                                                           3,562
Interest Expense                                                     271           33,019
Miscellaneous Expense                                              2,520            3,324
Office Expense                                                     5,856            6,072
Officer Salaries                                                                   82,800
Other Taxes                                                                            32
Outside Service                                                    1,081              976
Pension Expense                                                    1,277              790
Postage                                                            2,493            1,705
Professional Fees                                                  3,085            6,885
Repairs & Maintenance                                                 84
Store Expenses                                                     5,244
Temporary Help                                                     2,248
Travel & Entertainment                                               722            6,295
Utilities                                                                             190
Administrative Expenses In                                       144,512          334,157
                                                             -----------      -----------

         Total General and Administrative Expenses           $   185,178      $   493,769
                                                             ===========      ===========




See accountant's compilation report.
Schedule:  2 - Page 7